A Phase I/IIa Trial of [212Pb]VMT01 MC1R-targeted Alpha-Particle Mono- and Combination-Therapy with Nivolumab in Participants with Previously Treated Unresectable or Metastatic Melanoma M.S. Block1, Z.S. Morris2, J. Lutzky3, R.L. Wahl4, A.J. Olszanski5, Y. Menda6, S. Mehr7, L. Baratto8, S. Ayuk8, D. Pomponio8, S. Patel8, M. Puhlmann8, R.B. Patel9, and R. Arays10 1Mayo Clinic, Rochester, MN; 2University of Wisconsin, Madison, WI; 3University of Miami, Miami, FL; 4Washington University School of Medicine, St. Louis, MO; 5Fox Chase Cancer Center, Philadelphia, PA; 6University of Iowa, Iowa City, IA; 7Nebraska Cancer Specialists, Omaha, NE; 8Perspective Therapeutics Inc., Seattle, WA; 9University of Pittsburgh Hillman Cancer Center, Pittsburgh, PA; 10University of Kentucky, Lexington, KY #571 Background Immune checkpoint inhibitors (ICIs) have improved outcomes in metastatic melanoma, but many patients experience primary or acquired resistance after ICI-based therapy. Treatment options remain limited for patients who progress after ICI and BRAF/MEK-targeted therapy. Melanocortin-1 receptor (MC1R) is a melanoma-associated target that enables a theranostic approach.1 » VMT01 is an MC1R-targeted radiopharmaceutical that can be labeled with 203Pb for patient selection and dosimetry or with 212Pb for targeted alpha-particle therapy. In preclinical melanoma models, [212Pb]VMT01 demonstrated direct antitumor activity and immune-mediated effects, with enhanced antitumor activity when combined with ICIs.2,3 (Figure 1) Preclinical findings support potential immunomodulatory effects of targeted alpha-particle therapy in the tumor microenvironment (TME); the clinical relevance and dose dependence of these effects remain under investigation.4 (Figure 2) Objective To evaluate the safety, tolerability, dosimetry, pharmacokinetics (PK), and preliminary antitumor activity of [212Pb]VMT01 in participants with previously treated MC1R-positive metastatic melanoma. » Phase I/IIa study: NCT05655312 Study Design Most Common Treatment-Emergent Adverse Events (TEAEs; All Grades; Frequency ≥10%) Monotherapy [212Pb]VMT01 This first-in-human, phase 1/2a dose-finding study evaluates [212Pb]VMT01 in participants with previously treated, unresectable or metastatic melanoma. Tumor Volume (mm3) Recruitment Complete MONO Cohort 3A [212Pb]VMT01 n = 5 / 1.5 mCi × 3 Part 1: Monotherapy MONO Cohort 4A [212Pb]VMT01 n = 2–8 @TBD mCi by SMC × 3 Recommended Phase 2 Dose (RP2D) Part 2: Combination with nivolumab (480 mg every 4 weeks) Recruitment Complete COMBO Cohort 1B [212Pb]VMT01/PD-1 n = 2 / 1.5 mCi × 3 Recruitment Complete COMBO Cohort 2B [212Pb]VMT01/PD-1 n = 6 / 3 mci × 3 COMBO Cohort 3B [212Pb]VMT01/PD-1 n = 2–8 @TBD mCi by SMC × 3 Up to 100 patients may be enrolled in the expansion phase *Additional patients may be enrolled in up to 2 cohorts in Part 1 and up to 2 cohorts in Part 2 Tumor Volume (mm3) DCO 18-SEPT-2026: All clinical data presented on this poster reflects data from the 20 patients enrolled in the [212Pb]VMT01 monotherapy cohorts; TEAE window: monotherapy, starting at first dose until 30 days after last dose No dose-limiting toxicities (DLTs) were observed among the 20 participants treated with [212Pb]VMT01 monotherapy. TEAEs were predominantly Grades 1 and 2. Grade ≥3 TEAEs and serious TEAEs each occurred in 5 of 20 participants (25%) receiving [212Pb]VMT01 monotherapy; none were considered treatment-related. No treatment-related serious TEAEs were reported. Five participants receiving [212Pb]VMT01 monotherapy experienced serious TEAEs, including dehydration, malignant neoplasm progression, hypoglycemia, pleural effusion, and seizure (all n=1). No adverse events led to treatment discontinuation. Cytoreductive — Immediate Local Killing Immunostimulatory — Durable Widespread Response RPT injection Targeting peptide* Binds to receptors on cancer cells and 1. Targeted cell death 212Pb isotope releases α particles that induce dsDNA breaks and membrane disruption. 2. Bystander effect Dying cancer cells release DAMPs, causing nearby cells to die as well. 3. Immune activation Dying cancer cells release neoantigens that are taken up by APCs. APCs activate T cells which further attack cancer cells and drive memory T cells. dsDNA breaks; *RPT not to scale. repair mechanisms overwhelmed Naïve T cell α radiation Memory T cell Neoantigens APC Vaccine-like effect Naïve T cell DAMPs Cytokines Active T cell Tumor Cancer cell Dying cancer cell Figure 2. Proposed multimodal mechanisms of MC1R-targeted α-particle therapy, including direct cytotoxicity and immunomodulatory effects in the TME.5 Phase 1 includes dose-escalation cohorts evaluating [212Pb]VMT01 monotherapy and combination therapy with nivolumab. » In the initial cohorts, [203Pb]VMT01 imaging was used for patient selection and dosimetry before administration of up to 3 cycles of [212Pb]VMT01. Dose-limiting toxicities (DLTs) are evaluated during the first 6 weeks after Cycle 1. Antitumor activity is assessed by investigators (RECIST v1.1). The nivolumab combination cohorts were added by protocol amendment. Trial Parameters Key Eligibility Criteria Key Study Features Study Endpoints Unresectable or metastatic melanoma Progression after at least 1 prior systemic therapy No prior radiopharmaceutical therapy (RPT) MC1R-positive imaging with [203Pb]VMT01 or [68Ga]VMT02 Bayesian Optimal Interval (BOIN)-12 design with iterative assessment of toxicity and efficacy Intermediate doses may be evaluated based on emerging data Dosimetry assessed using [203Pb]VMT01 Preliminary Antitumor Activity — Best Response on Treatment 1000 800 600 400 200 0 0 20 Days Post-Treatment Control (n = 8) 1.9 MBq (n = 6) 3.7 MBq (n = 6) 5.6 MBq (n = 6) 40 Combination Therapy [212Pb]VMT01+ ICIs 1000 800 600 400 200 0 ICIs (n = 7) 1.9 MBq + ICIs (n = 7) 3.7 MBq + ICIs (n = 6) 5.6 MBq + ICIs (n = 7) 0 20 40 Days Post-Treatment Figure 1. [212Pb]VMT01 alone and in combination with anti-CTLA4 and anti–PD-1 demonstrated dose-dependent antitumor activity in female C57Bl6 mice bearing B16-F10 melanoma, with robust activity observed at lower combination doses.4 Demographics and Baseline Characteristics Age, years Median 68.0 Range 49–81 Sex, n (%) Female 9 (45.0) Male 11 (55.0) Race, n (%) White 20 (100) ECOG PS, n (%) 0 11 (55.0) 1 9 (45.0) Time from diagnosis to enrollment, months Median 59.0 Range 9.7–227.2 Data cutoff (DCO) 18-SEPT-2026: All clinical data presented on this poster reflects data from the 20 patients enrolled in the [212Pb]VMT01 monotherapy cohorts Fitzpatrick skin phototype TYPE I 2 (10.0) TYPE II 4 (20.0) TYPE III 5 (25.0) TYPE IV 8 (40.0) TYPE V 1 (5.0) TYPE VI 0 (0.0) Prior systemic therapies Median (range) 4 (1–7) Targeted therapy, n (%) 9 (45.0) Immunotherapy, n (%) 18 (90.0) Chemotherapy, n (%) 5 (25.0) DCO 18-SEPT-2026: All clinical data presented on this poster reflects data from the 20 patients enrolled in the [212Pb]VMT01 monotherapy cohorts Conclusions [212Pb]VMT01 was generally well-tolerated in this preliminary analysis, with no DLTs observed among the 20 participants treated with [212Pb]VMT01 monotherapy. 1 participant in the 1.5 mCi monotherapy cohort experienced SD for more than 34 weeks. 2 of 8 participants (25%) in the 3 mCi monotherapy cohort had objective partial responses; 2 additional participants had long-lasting disease stabilization » The antitumor activity observed at a lower dose level is consistent with preclinical data suggesting that MC1R-targeted alpha-particle therapy may modulate the TME and enhance antitumor immunity. 6 of 8 participants (75%) in the 3 mCi monotherapy cohort achieved disease control (PR or SD), including 1 with ongoing disease control at the DCO. Further evaluation of [²¹²Pb]VMT01 monotherapy is warranted to characterize safety, antitumor activity, and dose optimization, with future combination strategies to be guided by emerging clinical data. Abbreviations: APC, antigen presenting cell; AST, aspartate aminotransferase; BOR, best overall response; CR, complete response; CT, computed tomography; DAMPs, damaged-associated molecular patterns; DCO, data cutoff; DLT, dose-limiting toxicity; DOR, duration of response; dsDNA, double-stranded DNA; ECOG PS, Eastern Cooperative Oncology Group Performance Status; FDA, Food and Drug Administration; FDG-PET, fluorodeoxyglucose positron emission tomography; ICIs, immune checkpoint inhibitors; MC1R, melanocortin-1 receptor; NE, not evaluable; ORR, objective response rate; OS, overall survival; PD, progressive disease; PFS, progression free survival; PK, pharmacokinetics; PR, partial response; RECIST, Response Evaluation Criteria in Solid Tumors; RP2D, recommended phase 2 dosing; RPT, radiopharmaceutical therapy; SD, stable disease; SMC, safety monitoring committee; TBD, to-be-determined; TEAE, treatment-emergent adverse events; TME, tumor microenvironment References: 1) Su DG et al. JCO Precis Oncol. 2024. 2) Li M et al. Cancers 2021. 3) Rodman et al. International Symposium on Radiopharmaceutical Sciences iSRS 2023. 4) Patel et al. Cancer 2021. 5) Adapted from Pouget et al. Trends Cancer 2023. Acknowledgments: We would like to thank all participants, caregivers, investigators, and site personnel. Preclinical data were provided by Sam Rodman. Trial sponsored by Perspective Therapeutics. Medical writing and poster production support was provided by Acumen Medical Communications, funded by Perspective Therapeutics. Copies of this poster obtained through Quick Response (QR) Code are for personal use only and may not be reproduced without permission from the authors of this poster. Dose-finding Phase* Recruitment Complete MONO Cohort 2A [212Pb]VMT01 n = 7 / 5 mCi × 3 Recruitment Ongoing MONO Cohort 1A [212Pb]VMT01 n = 8 / 3 mCi × 3 Expansion Cohort [212Pb]VMT01 RP2D mCi × 3 Expansion Cohort [212Pb]VMT01/PD-1 RP2D mCi × 3 Primary: Safety and tolerability; determination of the RP2D based on the overall assessment of DLT incidence and severity, objective response rate (ORR), and dosimetry, when performed. Secondary: ORR, BOR, DOR, PFS by RECIST v1.1, OS, PK Figure 3. Best overall response on treatment 18F-FDG PET CT 18F-FDG PET/CT Baseline After Cycle 1 Figure 4. Representative CT and PET/CT images from a participant with a confirmed partial response after 2 cycles of [212Pb]VMT01. After Cycle 2 Preferred Term, n (%) Cohort 1A n = 8 (%) Cohort 2A n = 7 (%) Cohort 3A n = 5 (%) Total n = 20 (%) Participants with at least 1 TEAE 6 (75.0) 6 (85.7) 4 (80.0) 16 (80) Fatigue 3 (37.5) 2 (28.6) 1 (20.0) 6 (30) Nausea 3 (37.5) 2 (28.6) - 5 (25) Dyspnoea 2 (25.0) 3 (42.9) - 5 (25) Pain in extremity 3 (37.5) - - 3 (15) Muscular weakness 1 (12.5) 1 (14.3) 1 (20.0) 3 (15) Vomiting 1 (12.5) 1 (14.3) 1 (20.0) 3 (15) Abdominal pain - 1 (14.3) 1 (20.0) 2 (10) Cough - 2 (28.6) - 2 (10) Pruritus 2 (25.0) - - 2 (10) COVID-19 2 (25.0) - - 2 (10) Contusion 2 (25.0) - - 2 (10) Proteinuria 1 (12.5) 1 (14.3) - 2 (10) Urinary tract infection 1 (12.5) - 1 (20.0) 2 (10) Weight decreased - 1 (14.3) 1 (20.0) 2 (10) n (%) Cohort 1A n = 8 (%) Cohort 2A n = 7 (%) Cohort 3A n = 5 (%) Total n = 20 (%) ORR (CR + PR) 2 (25.0) 0 0 2 (10) Confirmed PR 2 (25.0) 0 0 2 (10) SD 4 (50.0) 3 (42.9) 1 (20.0) 8 (40) PD 1 (12.5) 4 (57.1) 4 (80.0) 9 (45) NE 1 (12.5) 0 0 1 (5) Subjects 0 8 16 24 32 40 48 56 64 72 80 Week Cohort 1A: [212Pb]VMT01 3 mCi Cohort 2A: [212Pb]VMT01 5 mCi Cohort 3A: [212Pb]VMT01 1.5 mCi Partial Response Stable Disease PD Ongoing Death Subsequent Cancer Therapy